UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

LIONHEART HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42135	98-1778167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 W Cypress Creek Road, Suite 500

Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 573-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CUBWU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CUB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CUBWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The information contained below in Item 8.01 is hereby incorporated by reference into this Item 7.01.

A press release relating to such information, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in this Item 7.01 or Exhibit 99.1.

Item 8.01 Other Events.

On July 20, 2026, Lionheart Holdings, a special purpose acquisition company (the “Company”), issued a press release announcing that it has entered into a letter of intent, dated July 15, 2026, with Keo Capital AB, on behalf of KEO Energy (Maha Energy Indiana Inc.) (“KEO Energy”), for a potential business combination.

No assurances can be made that the Company and Keo Energy will successfully negotiate and enter into a definitive agreement, or that the proposed business combination will be consummated on the terms or timeframe currently contemplated, or at all. No assurances can be provided as to the entry into or timing of any definitive agreement or the consummation of any transaction. Any transaction would be subject to the completion of due diligence, the negotiation of a definitive agreement providing for the proposed business combination, satisfaction of the conditions negotiated therein, board and equity holder approval, regulatory approvals, and other customary conditions.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, a newly formed holding company and KEO Energy will prepare a registration statement on Form F-4, which will include a preliminary proxy statement of the Company containing information about the proposed business combination and the respective businesses of the Company and KEO Energy, as well as the prospectus relating to a newly formed holding company’s securities to be issued in connection with the completion of the proposed business combination, to be filed with the sU.S. Securities and Exchange Commission (“SEC”). In an instance where a definitive agreement is executed and after the registration statement is declared effective, the proxy statement/prospectus will be mailed to the Company’s shareholders. The Company urges investors and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read the Company’s reports filed with the SEC for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The proxy statement/prospectus, once available, and the Company’s reports can be obtained, without charge, at the SEC’s website (http://www.sec.gov).

Participants in the Solicitation

The Company or a newly formed holding company, Keo Energy and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Company’s reports filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of KEO Energy and the Company’s participants in the solicitation, which may, in some cases, be different than those of their respective equityholders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward Looking Statements

This Item 8.01 of this Current Report on Form 8-K may contain “forward-looking statements” with respect to Lionheart and KEO Energy. The expectations, estimates, and projections of the businesses of KEO Energy and Lionheart may differ from their actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include, without limitation, the expected listing of the combined company’s ordinary shares, the expected composition of the combined company’s board of directors, the indicative valuation, expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of Lionheart and KEO Energy and are difficult to predict. Factors that may cause such differences include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the letter of intent, (b) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (c) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Lionheart and KEO Energy, OFAC authorization and Venezuelan governmental approvals, or other conditions to closing; (d) changes in applicable sanctions or in Venezuelan law, including the Law Amending the Organic Law on Hydrocarbons; (e) the results of due diligence, including any resulting change to the indicative valuation; (f) the inability to obtain or maintain the listing of the combined company’s securities on the Nasdaq Stock Market LLC or another national securities exchange following the proposed business combination; (g) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (h) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (i) costs related to the proposed business combination; (j) changes in applicable laws or regulations; and (k) other risks and uncertainties included in documents filed or to be filed with the SEC by Lionheart, KEO Energy and the combined company. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Lionheart and KEO Energy do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit hereto shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K and the exhibit hereto shall also not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIONHEART HOLDINGS

By:	/s/ Paul Rapisarda
Name:	Paul Rapisarda
Title:	Chief Financial Officer

Date: July 20, 2026

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